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Table of Contents
	ARTICLE I		Stockholders

			Section 1.	Place of Meeting
			Section 2. 	Annual Meetings


Section 3. 	Special or Extraordinary Meetings


Section 4. 	Notice of Meetings of Stockholders


Section 5. 	Record Dates


Section 6. 	Quorum, Adjournment of Meetings


Section 7. 	Voting and Inspectors


Section 8. 	Conduct of Stockholders' Meetings


Section 9. 	Concerning Validity of Proxies, Ballots,
etc.


Section 10. Action without Meeting

	ARTICLE II		Board of Directors

			Section 1.	Number and Tenure
of Office
			Section 2. 	Vacancies


Section 3. 	Increase of Decrease in Number of
Directors


Section 4. 	Place of Meeting


Section 5. 	Regular Meetings


Section 6. 	Special Meetings; Waiver of Notice


Section 7. 	Quorum


Section 8. 	Executive Committee


Section 9. 	Other Committees


Section 10. Telephone Meetings


Section 11. Action Without a Meeting
Section 12. Compensation of Directors
Section 13. Classes of Directors




	ARTICLE III		Officers

			Section 1.	Executive Officers
			Section 2. 	Term of Office


Section 3. 	Powers and Duties


Section 4. 	Surety Bond





	ARTICLE IV		Capital Stock


			Section 1.	Certificate for
Shares
			Section 2. 	Transfer of Shares


Section 3. 	Stock Ledgers


Section 4. 	Transfer Agents and Registrars


Section 5. 	Lost, Stolen or Destroyed Certificates



	ARTICLE V		Corporate Seal

		ARTICLE VI		Fiscal Year and
Accountant


			Section 1.	Fiscal Year
			Section 2. 	Accountant



	ARTICLE VII		Indemnification

		ARTICLE VIII	Amendment of By-Laws











THE JAPAN EQUITY FUND, INC.
By-Laws
As Amended and Restated, March 8,
1993
ARTICLE I
Stockholders

            Section 1.	Place of Meeting.  All meetings of
the stockholders shall be held at the principal office
of the Corporation in the State of Maryland or at such other place within the United States as may from time to time be designated by the Board of Directors and stated in the notice of such meeting.
            Section 2.	Annual Meetings.  The annual
meeting of the stockholders of the Corporation shall be held during the month of June, or such other month as the Board of Directors may select, in each year, on such date and at such hour as may from time to time be designated by the Board of Directors and stated in the notice of such meeting, for the purpose of electing directors for the ensuing year and for the transaction of such other business as may properly be brought before the meeting.
            Section 3.	Special or Extraordinary Meetings.
Special or extraordinary meetings of the stockholders for
any purpose or purposes may be called by the Chairman, the President or a majority of the Board of Directors, and shall be called by the Secretary upon receipt of the request in writing signed by stockholders holding not less than 25%
of the common stock issued and outstanding and entitled
to vote thereat. Such request shall state the purpose or purposes of the proposed meeting. The Secretary shall inform such stockholders of the reasonably estimated costs
of preparing and mailing such notice of meeting and upon payment to the Corporation of such costs, the Secretary shall give notice stating the purpose or purposes of the meeting as required in this Article and By-Law to all stockholders entitled to notice of such meeting. No special meeting need be called upon the request of the holders of shares entitled to cast less than a majority of all votes entitled to be cast at such meeting to consider any matter which is substantially the same as a matter voted upon at any
special meeting of stockholders held during the preceding
twelve months.
            Section 4.	Notice of Meetings of Stockholders.
Not less than ten days' and not more than ninety days' written or printed notice of every meeting of stockholders, stating the time and place thereof (and the general nature of the business proposed to be transacted at any special or extraordinary meeting), shall be given to each stockholder entitled to vote thereat by leaving the same with such stockholder or at such stockholder's residence or usual place of business or by mailing it, postage prepaid, and addressed to such stockholder at such stockholder's address as it appears upon the books of the Corporation. If mailed, notice shall be deemed to be given when deposited in the United States mail addressed to the stockholder as aforesaid.
            No notice of the time, place or purpose of any meeting of stockholders need be given to any stockholder who attends in person or by proxy or to any stockholder who, in writing executed and filed with the records of the meeting, either before or after the holding thereof, waives such notice.







            Section 5.		Record Dates.  The Board of
Directors may fix, in advance, a date not exceeding ninety
days
preceding the date of any meeting of stockholders, any
dividend
payment date or any date for the allotment of rights, as a record date for the determination of the stockholders entitled to notice of and to vote at such meeting or entitled to receive
such dividends or rights, as the case may be; and only stockholders of record on such date shall be entitled to notice
of and to vote at such meeting or to receive such dividends or rights, as the case may be. In the case of a meeting of stockholders, such date shall not be less than ten days prior to the date fixed for such meeting.
            Section 6.	Quorum, Adjournment of Meetings.
The presence in person or by proxy of the holders of record of a majority of the shares of the common stock of the Corporation issued and outstanding and entitled to vote thereat shall constitute a quorum at all meetings of the stockholders except as otherwise provided in the Articles of Incorporation. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the holders of a majority of the stock present in person or by proxy shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until the requisite amount of stock entitled to vote at such meeting shall be present. At such adjourned meeting at which the requisite amount of stock entitled to vote thereat shall be represented any business may be transacted which might have been transacted at the meeting as originally notified.







            Section 7.		Voting and Inspectors.  At all
meetings, stockholders of record entitled to vote thereat shall have one vote for each share of common stock standing in his name
on the books of the Corporation (and such stockholders of record holding fractional shares, if any, shall have proportionate voting rights) on the date for the determination of stockholders entitled to vote at such meeting, either in person or by proxy appointed by instrument in writing subscribed by such stockholder or his duly authorized attorney.
            All elections shall be had and all questions decided
by a majority of the votes cast at a duly constituted meeting, except as otherwise provided by statute or by the Articles of Incorporation or by these By- Laws.
            At any election of Directors, the Chairman of the meeting may, and upon the request of the holders of ten per cent (10%) of the stock entitled to vote at such election shall, appoint two inspectors of election who shall first subscribe an oath or affirmation to execute faithfully the duties of inspectors at such election with strict impartiality and according
to the best of their ability, and shall after the election
make a
certificate of the result of the vote taken.  No candidate for
the office of	Director shall be appointed such Inspector.
Section 8.		Conduct of Stockholders' Meetings.
 The	meetings	of	the	stockholders	shall
be	presided	over	by	the Chairman, or
if he
is not present, by the President, or if he is not present,
by a
Vice- President, or if none of them is present, by a Chairman to
be elected at the meeting.  The Secretary of the Corporation, if
present, shall act as a Secretary of such meetings, or if he is
not present, an Assistant Secretary shall so act; if neither the
Secretary nor the Assistant Secretary is present, then the
meeting
shall elect its Secretary.
            Section 9.		Concerning Validity of Proxies,
Ballots, etc.  At every meeting of the stockholders, all
proxies
shall be received and taken in charge of and all ballots
shall be received and canvassed by the Secretary of the
meeting, who shall decide all questions touching the
qualification of voters, the validity of the proxies and the acceptance or rejection of votes, unless inspectors of election shall have been appointed by the Chairman of the meeting, in which event such inspectors of election shall decide all such questions.
            Section 10. 		Action without Meeting.
Any action to be taken by stockholders may be taken without a meeting if (1) all stockholders entitled to vote on the matter consent to the action in writing, (2) all stockholders entitled to notice of the meeting but not entitled to vote at it sign a written waiver of any right to dissent and (3) said consents and waivers are filed with the records of the meetings of stockholders. Such consent shall be treated for all purposes as a vote at the meeting.
ARTICLE II
Board of Directors

            Section 1. Number and Tenure of Office. The business and affairs of the Corporation shall be conducted and managed by a Board of Directors of not more than fourteen Directors or less than the number prescribed by the Maryland General Corporation Law, as may be determined from time to time by vote of a majority of the Directors then in office. Directors need not be stockholders.
             Section 2. 	Vacancies.  In case of any
vacancy in the Board of Directors through death, resignation or other cause, other than an increase in the number of
Directors,
a majority of the remaining Directors, although a majority
is less
than a quorum, by an affirmative vote, may elect a successor to
hold office until the next annual meeting of stockholders or until his successor is chosen and qualifies.
            Section 3. 	Increase or Decrease in Number of
Directors. The Board of Directors, by the vote of a majority of the entire Board, may increase the number of Directors and may elect Directors to fill the vacancies created by any such increase in the number of Directors until the next annual meeting or until their successors are duly chosen and qualified. The Board of Directors, by the vote of a majority of the entire Board, may likewise decrease the number of Directors to a number not less than the number prescribed by the Maryland General
Corporation Law.
            Section 4.  	Place of Meeting.  The
Directors
may hold their meetings, have one or more offices, and keep the books of the Corporation, outside the State of Maryland, at any office or offices of the Corporation or at any other place as they may from time to time by resolution determine, or in the case of meetings, as they may from time to time by resolution determine or as shall be specified or fixed in the respective notices or waivers of notice thereof.










            Section 5. 	Regular Meetings.  Regular meetings
 of the Board of Directors shall be held at such time and
on such notice as the Directors may from time to time
 determine.
            The annual meeting of the Board of Directors shall be held as soon as practicable after the annual meeting of the stockholders for the election of Directors.
            Section 6. 	Special Meetings; Waiver of Notice.
Special meetings of the Board of Directors may be held from time to time upon call of the Chairman, the President, the Secretary or two or more of the Directors, by oral or telegraphic or written notice duly served on or sent or mailed to each Director not less than one day before such meeting. No notice need be given to any Director who attends in person or to any Director who, in writing executed and filed with the records of the meeting either before or after the holding thereof, waives such notice. Such notice or waiver of notice need not state the purpose or purposes of such meeting.
            Section 7. 	Quorum.  One- third of the Directors
then in office shall constitute a quorum for the transaction of business, provided that if the Board of Directors consists of two or more Directors, a quorum shall in no case be less than two Directors. If at any meeting of the Board there shall be less than a quorum present, a majority of those present may adjourn the meeting from time to time until a quorum shall have
been obtained. The act of the majority of the Directors present at any meeting at which there is a quorum shall be the act of the Directors, except as may be otherwise specifically provided by statute or by the Articles of Incorporation or by these By-
Laws.






            Section 8.		Executive Committee.  The
Board
of Directors may, by the affirmative vote of a majority
of the
whole Board, appoint from the Directors an Executive
Committee
to consist of such number of Directors (not less than three) as the Board may from time to time determine. The Chairman of the Committee shall be elected by the Board of Directors. The Board of Directors by such affirmative vote shall have power at any time to change the members of such Committee and may fill vacancies in the Committee by election from the Directors. When the Board of Directors is not in session, to the extent permitted by law the Executive Committee shall have and may exercise any or all of the powers of the Board of Directors in the management of the business and affairs of the Corporation. The Executive Committee may fix its
own
rules of procedure, and may meet when and as provided by such rules or by resolution of the Board of Directors, but in
every case the presence of a majority shall be necessary to constitute a quorum. During the absence of a member of the Executive Committee, the remaining members may appoint a member
of the Board of Directors to act in his place.
            Section 9. 		Other Committees.  The
Board of
Directors, by the affirmative vote of a majority of the whole
Board, may appoint from the Directors other committees
 which
shall in each case consist of such number of Directors
(not
less than two) and shall have and may exercise such powers as the Board may determine in the resolution appointing them.
A
majority of all the members of any such committee may determine its action and fix the time and place of its meetings, unless the Board of Directors shall otherwise provide. The
 Board of
Directors shall have the power at any time to change the members and powers of any such committee, to fill vacancies and to discharge any such committee.



            Section 10.		Telephone Meetings.
Members
of the Board of Directors or a committee of the Board of Directors may participate in a meeting by means of a conference telephone or similar communications equipment if all persons participating in the meeting can hear each other at the same time. Subject to the provisions of the Investment Company Act of 1940, as amended, participation in a meeting by these
means
constitutes presence in person at the meeting.
            Section 11.		Action Without a Meeting.
Any
action required or permitted to be taken at any meeting
of the
Board of Directors or any committee thereof may be taken
without
a meeting, if a written consent to such action is signed
by all
members of the Board or of such committee, as the case
 may be,
and such written consent is filed with the minutes of the proceedings of the Board or such committee.
            Section 12.		Compensation of Directors.
No
Director shall receive any stated salary or fees from the Corporation for his services as such if such Director is, otherwise than by reason of being such Director, an interested person (as such term is defined by the Investment
Company Act
of 1940, as amended) of the Corporation or of its investment manager, investment adviser or principal underwriter.
Except
as provided in the preceding sentence, Directors shall
 be
entitled to receive such compensation from the Corporation for their services as may from time to time be voted by the Board of Directors. Notwithstanding anything herein to the contrary, the Corporation may reimburse any Director for travel expenses incurred by such Director to the extent such expenses relate to attendance at meetings of the Board of Directors or any committee thereof.



            Section 13.		Classes of Directors.
The
Directors shall be divided into three classes, designated
Class I, Class II and Class III. All classes shall be as nearly equal in number as possible. The Directors as initially classified shall hold office for terms as follows: the Class I
Directors shall hold office until the date of the annual meeting of stockholders in 1994 or until their successors shall be elected and qualified; the Class II Directors shall hold office until the date of the annual meeting of stockholders in 1995 or until their successors shall be elected and qualified;
and the
Class III Directors shall hold office until the date of the annual meeting of stockholders in 1996 or until their successors shall be elected and qualified. Upon expiration of the term of office of each class as set forth above, the Directors in each such class shall be elected for a term of three years to succeed the Directors whose terms of office expires. Each
Director shall
hold office until the expiration of his term and until his successor shall have been elected and qualified.















ARTICLE III
Officers

            Section 1.		Executive Officers.
The
executive officers of the Corporation shall be chosen
by the
Board of Directors as soon as may be practicable after
the
annual meeting of the stockholders.  These may include
a Chairman
 (who may be a Director) and shall include a President
(who may
be a Director), one or more Vice-Presidents (the number
thereof
to be determined by the Board of Directors), a Secretary
and a
Treasurer.  The Board of Directors or the Executive
Committee
may also in its discretion appoint Assistant Secretaries,
Assistant Treasurers and other officers, agents and
employees,
who shall have such authority and perform such duties
as the
Board or the Executive Committee may determine.  The
Board of
Directors may fill any vacancy which may occur in any
office.
Any two offices, except those of President and Vice-
President,
may be held by the same person, but no officer shall
execute,
acknowledge or verify any instrument in more than one
 capacity,
if such instrument is required by law or these By-Laws
to be
executed, acknowledged or verified by two or more officers.
            Section 2.		Term of Office.  The
term of
office of all officers shall be one year and until their respective successors are chosen and qualified. Any officer may be removed from office at any time with or without cause by the vote of a
majority of the whole Board of Directors. Any officer may resign his office at any time by delivering a written resignation to the
Board of Directors, the President, the Secretary, or any Assistant Secretary. Unless otherwise specified therein, such resignation shall take effect upon delivery.


            Section 3.		Powers and Duties.  The
officers
of  the Corporation shall have such powers and duties as
generally
pertain to their respective offices, as well as such powers
and
duties as may from time to time be conferred by the Board of Directors or the Executive Committee.
            Section 4.		Surety Bonds.  The Board of
Directors may require any officer or agent of the Corporation to execute a bond (including, without limitation, any bond required by the Investment Company Act of 1940, as amended, and the rules and regulations of the Securities and Exchange Commission) to the
Corporation in such sum and with such surety or sureties as the
Board of Directors may determine, conditioned upon the faithful performance of his duties to the Corporation, including responsibility for negligence and for the accounting of any of the Corporation's property, fund or securities that may come into his hands.


ARTICLE IV

Capital Stock

            Section 1.		Certificates for Shares.
Each
stockholder of the Corporation shall be entitled to a
certificate
or certificates for the full shares of stock of the
 Corporation
owned by him in such form as the Board may from time to time prescribe.
            Section 2.		Transfer of Shares.  Shares
of the Corporation shall be transferable on the books of the Corporation by the holder thereof in person or by his duly authorized attorney or legal representative, upon surrender
 and
cancellation of certificates, if any, for the same number of shares, duly endorsed or accompanied by proper instruments of assignment and transfer, with such proof of the authenticity of the signature as the Corporation or its agents may
reasonably
require; in the case of shares not represented by certificates, the same or similar requirements may be imposed by the Board of
Directors.
            Section 3.		Stock Ledgers.  The stock
ledgers
of the Corporation, containing the names and addresses of the stockholders and the number of shares held by them respectively, shall be kept at the principal offices of the Corporation or, if
the Corporation employs a Transfer Agent, at the offices of the Transfer Agent of the Corporation.
            Section 4.		Transfer Agents and Registrars.
The Board of Directors may from time to time appoint or remove transfer agents and/or registrars of transfers of shares of stock of the Corporation, and it may appoint the same
person as both transfer agent and registrar. Upon any such appointment being made all certificates representing shares of
capital stock thereafter issued shall be countersigned by
one of
such transfer agents or by one of such registrars of
transfers
or by both and shall not be valid unless so countersigned.
 If
the same person shall be both transfer agent and registrar,
only
one countersignature by such person shall be required.
            Section 5.		Lost, Stolen or Destroyed
Certificates. The Board of Directors or the Executive Committee may determine the conditions upon which a new certificate of stock of the Corporation of any class may be
issued in place	of a certificate which is alleged to have
been
lost, stolen or destroyed; and may, in its discretion, require the owner of such certificate or such owner's legal representative to give bond, with sufficient surety, to the Corporation and each
Transfer Agent, if any, to indemnify it and each such Transfer Agent against any and all loss or claims which may arise by reason
of the issue of a new certificate in the place of the one so lost, stolen or destroyed.


ARTICLE V

Corporate Seal

            The Board of Directors may provide for a suitable corporate seal, in such form and bearing such inscriptions as it may determine.

ARTICLE VI

Fiscal Year and Accountant

            Section 1.		Fiscal Year.  The fiscal year
 of
the Corporation, unless otherwise ordered by the Board of Directors, shall begin on the first day of January and shall end on the last day of December in each year.
            Section 2.		Accountant.  The Corporation
shall
employ an independent public accountant or a firm of independent public accountants as its Accountants to examine the accounts of the Corporation and to sign and certify financial statements filed by the Corporation.













ARTICLE VII
Indemnification

            The Corporation shall indemnify directors, officers, employees and agents of the Corporation against judgments, fines, settlements and expenses to the fullest extent authorized and in the manner permitted, by applicable federal and state law.


ARTICLE VIII

Amendment of By- Laws

            Except as provided below, the By- Laws of the Corporation may be altered, amended, added to or repealed by the stockholders or by majority vote of the entire Board of Directors; but any such alteration, amendment, addition or repeal of the By-Laws by action of the Board of Directors may be altered or repealed by stockholders.
            Notwithstanding any other provision of these By-Laws, the amendment or repeal of this Article VIII or Section 13 of
Article II of these By-Laws shall require the affirmative vote of holders of at least 75% of the shares then entitled to be voted on the matter.










,'




EXHIBIT INDEX






Exhibit
NUMBER	DESCRIPTION OFDOCUMENT


Location of Exhibit in Sequential NUMBERING
SYSTEM



b ( 2 )	Amendment to Amended and Restated By-Laws


       Article I of the Corporation's Bylaws be, and it hereby is, amended to add as Section 11 thereof the following:

Section 11. MATTERS TO BE ACTED ON AT STOCKHOLDERS MEETINGS

(a)	ANNUAL MEETINGS OF STOCKHOLDERS.

                      (1)	Nominations of persons for
election to the Board of Directors and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders only if made (i) pursuant to the Corporation' s notice of meeting, (ii) by or at the direction of the Board of Directors or (iii) by any stockholder
of the Corporation who was a stockholder of record at the time of giving of notice provided for in this Section 11(a) , who is entitled to vote at the meeting and who complied with the notice procedures set forth in this
Section 11(a).

                      (2)	For nominations or other
business to be properly brought before an annual meeting
by
a stockholder pursuant to clause (iii) of paragraph (a)(1)
of this Section 11, the stockholder must have given timely
notice thereof in writing to the secretary of the
 Corporation.
To be timely, a stockholder's notice shall be delivered
to the secretary at the principal executive offices of the
Corporation not less than 60 days nor more than 90 days
prior
to the first anniversary of the preceding year's annual
meeting;
provided, however, that in the event that the date of the
annual
meeting is advanced by more than 30 days or delayed by more
than 60 days from such anniversary date, notice by the
stockholder
to be timely must be so delivered not earlier than the 90th
day prior to such annual meeting and not later than the
close of
business on the later of the 60th day prior to such annual
meeting
or the tenth day following the day on which public
announcement
of the date of such meeting is first made.	Such
stockholder's
notice shall set forth (i) as to each person whom the stockholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to
Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (including such person' s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (ii) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and of the beneficial owners, if any, on whose behalf the proposal is made;
and (iii) as to the stockholder giving the notice and the beneficial owners, if any, on whose behalf the nomination or proposal is made, (x) the name and address of such stockholder, as they appear on the Corporation's books, and of such beneficial owners, if any, and (y) the class and number of shares of stock of the
Corporation which are owned beneficially and of record by such stockholder and such beneficial owners, if any.

                      (3)	Notwithstanding anything
in the
second sentence of paragraph (a)(2) of this Section 11 to the contrary, in the event that the number of directors to be elected to the Board of Directors is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors made by the Corporation at least 70 days prior to the first anniversary of the preceding year' s annual meeting, a stockholder's notice required by paragraph (a)(2) of this Section 11 shall also be
considered timely, but only with respect to nominees
 for any new
positions created by such increase, if it shall be delivered to the secretary at the principal executive offices of the Corporation not later than the close of business on the tenth day following the day on which such public announcement is first made by the
Corporation.


(b)	SPECIAL MEETINGS OF STOCKHOLDERS.

                      (1)	Only such business shall
be
conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation' s notice of meeting.

                      (2)	Nominations of persons for
election to the
Board of Directors may be made at a special meeting of stockholders at which directors are to be elected (i) pursuant to the Corporation' s notice of meeting, (ii) by or at the direction of the Board of Directors or
(iii)
provided that the Board of Directors has determined that directors shall be elected at such special meeting, by any stockholder of the Corporation who (x) has given timely notice thereof meeting the requirements of
Section 11 (b)(3), (y) is a stockholder of record at the time of giving of such notice, and (z) is entitled to vote at the meeting.

                      (3)	To be timely, a stockholder' s
notice
referred to in Section 11(b)(2) must have been delivered to
the secretary
of the Corporation at the principal executive offices of the
Corporation not
earlier than the 90th day prior to such special meeting and not later
than the close of business on the later of the 60th day prior to such
special meeting or the tenth day following the day on which
public
announcement is made of the date of the special meeting and
of the
nominees proposed by the Board of Directors to be elected at such
meeting.	Such stockholder' s notice shall set forth
(i)
as to each person
whom the stockholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the
Exchange Act (including such person' s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and (ii) as to the stockholder giving the notice and the beneficial owners, if any, on whose behalf the nomination or proposal is made, (x) the name and address of such stockholder, as they appear on the
Corporation's books, and of such beneficial owners, if any, and
(y) the
class and number of shares of stock of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owners, if any.

       Article I of the Corporation' s Bylaws be, and it hereby is, amended to add the following sentence to the end of Section 8 thereof:

       The chairman of an annual or special meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of
Section 11 of this Article I, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.


THE JAPAN EQUITY FUND, INC.

Amendment to Amended and Restated By-Laws
December 7, 2001

           The first sentence of Article I, Section 3 of the Amended and
Restated By-Laws of the Corporation, be and it hereby is, amended to read as follows:
Special or extraordinary meetings of the stockholders for any purpose or purposes may be called by the Chairman, the President or a majority of the Board of Directors, and shall be called by the Secretary upon receipt of the request in writing signed by stockholders holding not less than a majority of the common stock issued and outstanding and entitled to vote thereat.


           Article II, Section 2 of the Amended and Restated
By-Laws
of the Corporation, be and it hereby is, amended to read as follows:

In case of any vacancy in the Board of Directors through death, resignation or other cause, other than an increase in the number of Directors, a majority of the remaining Directors, although a majority is less than a quorum, by an affirmative vote, may elect a successor to hold office for the remainder of the full term of the class of Directors in which the vacancy occurred.


THE JAPAN EQUITY FUND

Amendment to Amended and Restated By-Laws


December 10, 2013

Article IV, Section 1 of the By-Laws of the Corporation is hereby amended in its entirety to the following:

ARTICLE IV, SECTION 1

      Section 1. Certificates for Shares. The Board may authorize the
Corporation to issue certificated or uncertificated shares
 of stock
of
the Corporation. In the event that the Corporation issues shares of stock represented by certificates, such certificates shall be in such form as prescribed by the Board or any duly authorized officer, shall be signed by the officers of the
Corporation in the manner permitted by the Maryland General
 Corporation
Law ("MGCL") and
shall contain the statements and information required by the MGCL.
In the event that the
Corporation issues shares of stock without certificates, to
 the
extent then required by the MGCL,
the Corporation shall provide to record holders of such shares a written statement of the information required by the MGCL to be included on stock certificates.


ABERDEEN JAPAN EQUITY FUND, INC.

Amendment to Amended and Restated By-Laws

March 31, 2017

Article I Section 6 of the Amended and Restated By-laws of the
Corporation is hereby amended in its entirely to read as follows:

      Section 6. Quorum, Adjournment of Meetings. The presence in person or by proxy of the holders of record of a majority of the shares of the common stock of the
Corporation issued and outstanding and
entitled to vote thereat shall constitute a quorum at all meetings of the stockholders except as otherwise
provided in the Articles of Incorporation. If, however, such quorum shall not be present or represented at any meeting of the stockholders, (a) the chairman of the meeting or (b) the holders of a majority of the stock present in person or by proxy shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting until the requisite amount of stock entitled to vote at such meeting shall be present. At such adjourned meeting at which the requisite
amount of stock entitled to vote thereat shall be represented any business may be transacted which might have been transacted at the meeting as originally notified.